UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    September 30, 2012

ASPECT FUTURESACCESS LLC
(Exact name of registrant as specified in its charter)

Delaware	0-51085	20-1227650
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Merrill Lynch Alternative Investments LLC
4 World Financial Center
250 Vesey Street, 10th Floor
New York, NY 10080
(Address and Zip Code of principal executive offices)

Registrant's telephone number, including area code: (212) 449-3517

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.            Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a)    Aspect FuturesAccess LLC (the “Registrant”) is governed and operated pursuant to its Fourth Amended and Restated Limited Liability Company Operating Agreement dated as of February 29, 2012 (the “Operating Agreement”).   Merrill Lynch Alternative Investments LLC is the sponsor and manager (the “Sponsor”) of the Registrant.  Capitalized terms used herein but not otherwise defined have the respective meanings set forth in the Operating Agreement.

(1)  Effective September 30, 2012, the Sponsor adopted an Amendment to the Operating Agreement (the “Amendment”).  The Amendment revised the Registrant’s Operating Agreement with respect to the following, among other things:

(i)
Providing that an Investor will be entitled to redeem all or part of such Investor’s Units effective as of (a) the 15th calendar day of each month and/or (b) the last calendar day of each month (each, a “Redemption Date”), upon providing oral or written notice by the “Subscription/Redemption Notice Date,” which is eight business days prior to the 1st and 16th of every month; provided that the Sponsor, at any time in its discretion, may discontinue allowing redemptions as of the 15th calendar day of each month on a going forward basis. The previous provision entitled an Investor to redeem only as of the end of the calendar month, upon at least 10 days’ notice.

(ii)
Providing that the Sponsor may admit new Investors as of the 1st and 16th calendar day of each month, or as of such other times as the Sponsor may deem appropriate.  The previous provision provided for admitting Investors only as of the beginning of the calendar month (or as of such other times as the Sponsor may deem appropriate).

(iii)
Providing that operating expenses will be allocated among the Units pro rata based on their respective Net Asset Values as of the beginning of the Accounting Period. The previous provision provided that operating expenses would be allocated as of the beginning of the month.

(iv)	Providing that Units mandatorily redeemed will be redeemed as of the specified Redemption Date. The previous provision provided that Units mandatorily redeemed would be redeemed as of month-end.

(v)	Permitting the Sponsor to adjust the allocation and other provisions of the Operating Agreement as to reflect the ability of Investors to subscribe and redeem on a semi-monthly basis.

Item 9.01.                 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

3.02 (i)	Amendment dated as of September 30, 2012 to the Fourth Amended and Restated Limited Liability Company Operating Agreement of Aspect FuturesAccess LLC.

3.02(ii)	Fourth Amended and Restated Limited Liability Company Operating Agreement of Aspect FuturesAccess LLC dated as of February 29, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASPECT FUTURESACCESS LLC

By:	Merrill Lynch Alternative Investments LLC, its
Manager

By:	/s/ Barbra E. Kocsis
Name: Barbra E. Kocsis
Position: Chief Financial Officer and Vice President

Date: September 30, 2012

ASPECT FUTURESACCESS LLC

FORM 8-K

INDEX TO EXHIBITS

Exhibit

Exhibit 3.02(i)	Amendment dated as of September 30, 2012 to the Fourth Amended and Restated Limited Liability Company Operating Agreement of Aspect FuturesAccess LLC.

Exhibit 3.02(ii)	Fourth Amended and Restated Limited Liability Company Operating Agreement of Aspect FuturesAccess LLC dated as of February 29, 2012.